Supplement to the
Standard and Service Class Prospectuses for the
Lincoln Variable Insurance Products Trust
Dated May 1, 2009 as Supplemented June 15, 2009

LVIP Delaware Foundation® Aggressive Allocation Fund,
LVIP Delaware Foundation® Conservative Allocation Fund and
LVIP Delaware Foundation® Moderate Allocation Fund
(collectively, the “Funds”)

The following supplements information about the Funds’ sub-adviser, Delaware Management Company, included in the Funds’ Prospectus:

On August 19, 2009, Lincoln National Corporation announced that one of its subsidiaries signed a stock purchase agreement to sell ownership of Delaware Management Holdings, Inc. (“DMH”) and its subsidiaries (also known by the marketing name of Delaware Investments), including Delaware Management Company (“DMC”), the sub-adviser to the Funds.  The ownership of DMH and its subsidiaries will be sold to Macquarie Group, a global provider of banking, financial, advisory, investment and funds management services (the “Transaction”).  The Transaction is expected to close on or around December 31, 2009, subject to regulatory approvals and other customary closing conditions.  On December 7 and 8, 2009, the Board of Trustees of the Trust will formally consider the sub-advisory agreement between the Funds and DMC, which will become effective following the Transaction.

This Supplement is dated November 17, 2009.

Please keep this supplement with your records.